Earnings per share	6 Months Ended
Jun. 30, 2025
Earnings per share [abstract]
Disclosure of earnings per share [text block]	Earnings per share and shares in issue
Basic earnings per ordinary share (EpS) amounts are calculated by dividing the profit (loss) for the period attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding during the period. 170 million and 45 million ordinary shares repurchased were settled during the second quarter 2025 against the authority granted at bp's 2024 and 2025 annual general meetings respectively, for a total cost of $1,063 million. All of these shares were held as treasury shares. A further 98 million ordinary shares were repurchased between the end of the reporting period and the date when the financial statements are authorised for issue for a total cost of $522 million. This amount has been accrued at 30 June 2025. The number of shares in issue is reduced when shares are repurchased, but is not reduced in respect of the period-end commitment to repurchase shares subsequent to the end of the period.
The calculation of EpS is performed separately for each discrete quarterly period, and for the year-to-date period. As a result, the sum of the discrete quarterly EpS amounts in any particular year-to-date period may not be equal to the EpS amount for the year-to-date period.
For the diluted EpS calculation the weighted average number of shares outstanding during the period is adjusted for the number of shares that are potentially issuable in connection with employee share-based payment plans using the treasury stock method.

	Second	Second	First	First
	quarter	quarter	half	half
$ million	2025	2024	2025	2024
Results for the period
Profit (loss) for the period attributable to bp shareholders	1,629	(129)	2,316	2,134
Less: preference dividend	1	1	1	1
Less: (gain) loss on redemption of perpetual hybrid bonds	—	—	—	(10)
Profit (loss) attributable to bp ordinary shareholders	1,628	(130)	2,315	2,143

Number of shares (thousand)(a)(b)
Basic weighted average number of shares outstanding	15,645,561	16,590,173	15,711,554	16,670,999
ADS equivalent(c)	2,607,593	2,765,028	2,618,592	2,778,499

Weighted average number of shares outstanding used to calculate diluted earnings per share	15,854,588	16,590,173	16,026,670	17,090,967
ADS equivalent(c)	2,642,431	2,765,028	2,671,111	2,848,494

Shares in issue at period-end	15,596,112	16,491,420	15,596,112	16,491,420
ADS equivalent(c)	2,599,352	2,748,570	2,599,352	2,748,570
(a)If the inclusion of potentially issuable shares would decrease loss per share, the potentially issuable shares are excluded from the weighted average number of shares outstanding used to calculate diluted earnings per share. The numbers of potentially issuable shares that have been excluded from the calculation for the second quarter 2024 are 374,406 thousand (ADS equivalent 62,401 thousand).
(b)Excludes treasury shares and includes certain shares that will be issued in the future under employee share-based payment plans.
(c)One ADS is equivalent to six ordinary shares.

Issued ordinary share capital as at 30 June 2025 comprised 15,900,733,509 ordinary shares (31 December 2024 16,180,991,411 ordinary shares). This includes shares held in trust to settle future employee share plan obligations and excludes 585,579,485 ordinary shares which have been bought back and are held in treasury by bp (31 December 2024 481,473,840 ordinary shares).